                                   SUPPLEMENT
                              DATED MARCH 2, 2007
                                 TO THE CLASS A,
            CLASS B AND CLASS C SHARES PROSPECTUS DATED MARCH 1, 2007
                          FOR THE HARTFORD MUTUAL FUNDS


HARTFORD FOCUS FUND

The following changes to your prospectus will be effective on March 30, 2007.

1. Francis J. Boggan will assume sole portfolio management responsibilities for The Hartford Focus Fund (the "Fund"). Steven T. Irons and Peter I. Higgins will no longer serve as portfolio managers of the Fund. The Fund's investment strategy will be modified to invest in a diversified portfolio of large capitalization companies. In addition, the Fund's name will be changed to THE HARTFORD FUNDAMENTAL GROWTH FUND.

Accordingly, effective March 30, 2007, the following changes are being made to your Prospectus:

         (a) On the front cover of the prospectus, the name of the Hartford Focus Fund is changed to "Hartford Fundamental Growth Fund" and conforming changes are made throughout the prospectus.

         (b) Under the heading, "Hartford Focus Fund," under the sub-heading "Principal Investment Strategy," the information is deleted in its entirety and replaced with the following:

         The fund invests primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. In general, the fund invests in companies with market caps greater than $1 billion. Individual holdings are typically no larger than 5% of the funds total assets. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

         The fund's portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

         In general, the fund seeks to invest in market-leading companies in industry niches that offer high secular growth prospects and attractive market dynamics. The approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-earnings valuations comparable to the company's long-term, sustainable growth rate.

         (c) Under the heading, "Hartford Focus Fund," under the sub-heading "Main Risks," the third paragraph is deleted in its entirety.

         (d) Under the heading "Management of the Funds - Portfolio Managers of the Funds," the information related to Mr. Higgins and Mr. Irons is deleted in its entirety and replaced with the following:

                  - Francis J. Boggan, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Fund since March 30, 2007. Mr. Boggan joined Wellington Management as an investment professional in 2001, predominately managing equity portfolios since that time.

         (e) Under the sub-heading, "Past Performance," the Russell 1000 Growth Index has been added as an additional benchmark to better reflect the modified strategy.

         (f) Under the heading "Introduction," the reference to the Fund being a non-diversified fund is deleted.


2. The Fund's Investment Manager, Hartford Investment Financial Services, LLC ("HIFSCO"), will permanently reduce its management fee schedule for the Fund. In addition, the current voluntary cap on total annual operating expenses is being continued.

         (a) Accordingly, as of March 30, 2007, in the Prospectus under the heading "Your Expenses," the table, footnotes and expense examples, are deleted and replaced with the following:


                                                                                       CLASS A        CLASS B       CLASS C
                                                                                       -------        -------       -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
   offering price                                                                       5.50%           None         None
  Maximum deferred sales charge (load)
  (as a percentage of purchase price or redemption proceeds, whichever
   is less)                                                                             None(1)         5.00%         1.00%
  Exchange fees                                                                         None            None          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
  Management fees(2)                                                                    0.85%           0.85%         0.85%
  Distribution and service (12b-1) fees                                                 0.25%(3)        1.00%         1.00%
  Other expenses(4)                                                                     0.43%           0.47%         0.39%
  Total annual operating expenses(2)(4)(5)                                              1.53%(3)        2.32%         2.24%

         (1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

         (2) Effective March 30, 2007, HL Advisors has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.90% to 0.85%.

         (3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

         (4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Currently, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.

         (5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.20% and 2.20%, respectively.

         EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         You would pay the following expenses if you redeemed your shares at the end of each period:


         EXPENSES (WITH REDEMPTION)                          CLASS A          CLASS B        CLASS C
         --------------------------                         ---------        ---------      ---------
         Year 1                                               $  697           $  735         $  327
         Year 3                                               $1,007           $1,024         $  700
         Year 5                                               $1,338           $1,440         $1,200
         Year 10                                              $2,273           $2,458         $2,575

         You would pay the following expenses if you did not redeem your shares:


         EXPENSES (WITH REDEMPTION)                          CLASS A          CLASS B         CLASS C
         --------------------------                         ---------        ---------       ---------
         Year 1                                               $  697           $  235          $  227
         Year 3                                               $1,007           $  724          $  700
         Year 5                                               $1,338           $1,240          $1,200
         Year 10                                              $2,273           $2,458          $2,575



         (b) Under the heading, "Management of the Funds - Management Fees," the fee schedule for the Fund is deleted and replaced with the following:


         Average Daily Net Assets                  Annual Rate
         ------------------------                  -----------
         First $500 million                           0.85%
         Next $500 million                            0.80%
         Amount Over $1 billion                       0.75%


HARTFORD SELECT SMALLCAP VALUE FUND

Effective February 15, 2007, Samir Sikka has joined Gary W.Lisenbee as lead strategists for The Hartford Select SmallCap Value Fund. Accordingly, in the Prospectus in the section entitled "Management of the Funds, Portfolio Mangers of the Funds,"the first sentence under the heading "Select SmallCap Value Fund" pertaining to Metropolitan West Capital Management, LLC is deleted and replaced with the following:

The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee and Samir Sikka.

In addition, the following paragraph is added under the heading "Select SmallCap Value Fund" directly after the paragraph pertaining to Gary Lisenbee:

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006. Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.